                                                                   Exhibit 10.29
                                                               EXECUTION VERSION

                      CONFIDENTIAL TREATMENT REQUESTED*

                                Confidential
                       INTERACTIVE MARKETING AGREEMENT
                       -------------------------------

     This Interactive Marketing Agreement (the "Agreement"), dated as of June 30, 1999 (the "Effective Date"), is between America Online, Inc. ("AOL"), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and Autoweb.com ("Marketing Partner" or "MP"), a Delaware corporation, with offices at 3270 Jay Street, Bldg. 6, Santa Clara, CA 95054. AOL and MP may be referred to individually as a "Party" and collectively as the "Parties."

                                  INTRODUCTION
                                  ------------

     AOL and MP each desires to enter into an interactive marketing relationship whereby AOL shall promote and distribute certain internet landing pages referred to (and further defined) herein as the AOL Jump Pages and an interactive site referred to (and further defined) herein as the Affiliated MP Site. This relationship is further described below and is subject to the terms and conditions set forth in this Agreement. Defined terms used but not defined in the body of the Agreement shall be as defined on Exhibit B attached hereto.

                                     TERMS
                                     -----

1.  PROMOTION, DISTRIBUTION AND MARKETING.
    -------------------------------------

    1.1.  AOL Promotion of Affiliated MP Site; Flexibility of Promotions.  AOL
          --------------------------------------------------------------
          shall provide MP with the promotions for the AOL Jump Pages and the Affiliated MP Site described on Exhibit A attached hereto (collectively referred to herein as the "Promotions"). AOL reserves the right (at its sole discretion) to (i) substitute for the Promotions to be delivered in a particular Level other promotions (in the same Level) in the same or different areas of the AOL Properties, and (ii) (x) substitute Impressions in one Level for those in another Level at an exchange ratio equal to the ratio of the respective CPM rates listed in Exhibit A for each Level (e.g., one Level I Impression can be substituted for the number of Level II Impressions that is calculated by dividing the CPM for Level I by the CPM for Level II). In addition, AOL reserves the right to redesign or modify the organization, structure, "look and feel," navigation and other elements of the AOL Network at any time.

    1.2   Impressions Commitment.  During the Initial Term, AOL shall deliver
          ----------------------
          [*] Impressions to MP through the Promotions (the "Impressions Commitment"). AOL shall use commercially reasonable efforts to deliver the Impressions Commitment in accordance with the monthly targets specified in Exhibit A; provided, however, that in the event that AOL
                                  --------  -------
          delivers, in any quarter, less than [*] percent (*%) of the relevant portion (i.e., the sum of the monthly targets for the respective quarter) of the Impressions Commitment to be delivered in such quarter pursuant to Exhibit A hereto (a "Quarter Shortfall"), then such Quarter Shortfall shall be added to the Impressions target for the subsequent quarter (the "Revised Impressions Target"); provided,
                                                                     --------
          further, that in the event that AOL fails to meet the Revised
          -------
          Impressions Target in the next subsequent quarter (a "Secondary Shortfall"), then the Impressions Commitment shall be increased by [*] times the amount of any such Secondary Shortfall. Any shortfall in Impressions at the end of any such quarter shall not be deemed a breach of the Agreement by AOL. With respect to the Impressions targets specified on Exhibit A hereto, AOL shall not be obligated to provide in excess of any Impressions target amounts in any year. In the event AOL provides an excess of any annual Impressions target amounts in any year, the Impressions target for the subsequent year shall be reduced by the amount of such windfall.

CONFIDENTIAL

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

                                                               EXECUTION VERSION


          In the event there is (or will be in AOL's reasonable judgment) a shortfall in Impressions as of the end of the Initial Term (a "Final Shortfall"), AOL shall provide MP, as its sole remedy, with one of the following (at AOL's sole discretion): (i) additional comparable promotions equal to the amount of the Final Shortfall; (ii) advertising placements through Run of Service Advertising on the AOL Properties which have a total value, based on the CPM rates specified in Exhibit A, equal to the value of the Final Shortfall (determined by multiplying the percentage of Impressions that were not delivered by the total, guaranteed payments provided for in Section 3.1 of this Agreement); or (iii) a refund equal to the value of the Final Shortfall.

    1.3   Content of Promotions on AOL Network.  Until the launch of the AOL
          ------------------------------------
          Jump Pages in accordance with the terms of this Agreement, Promotions for MP shall link to the Affiliated MP Site and shall promote only the Services described on Exhibit D. Following the launch of such AOL Jump Pages in accordance with the terms of this Agreement, Promotions for MP shall link only to the AOL Jump Pages and shall promote only the Services described on Exhibit D. The specific MP Content to be contained within the Promotions (including, without limitation, advertising banners and contextual promotions) (the "Promo Content") shall be determined by MP, subject to AOL's technical limitations, the terms of this Agreement and AOL's then-applicable policies relating to advertising and promotions; provided, however, that the Promo Content
                                      --------  -------
          shall not contain any reference whatsoever to used cars. MP shall submit in advance to AOL for its review a quarterly online marketing plan with respect to the Promotions linking to the AOL Jump Pages.
          The Parties shall meet in person or by telephone at least monthly to review operations and performance hereunder, including a review of the Promo Content to ensure that it is designed to maximize performance. MP shall consistently update the Promo Content no less than twice per month. Except to the extent expressly described herein, the specific form, placement, duration and nature of the Promotions shall be as determined by AOL in its reasonable editorial discretion (consistent with the editorial composition of the applicable screens).

    1.4   MP Promotion of Affiliated MP Site and AOL.  As set forth in fuller
          ------------------------------------------
          detail in Exhibit C, MP shall promote AOL as a preferred Interactive Service and shall promote the availability of the Affiliated MP Site through the AOL Network.

    1.5   Keyword Search Term.  During the term of this Agreement and for
          -------------------
          three (3) months following termination of this Agreement, AOL shall provide MP with a Keyword Search Term on the AOL Service for use by AOL members to link to the AOL Jump Pages (during the term of this Agreement) or to the Affiliated MP Site (until the launch of the AOL Jump Pages and during the three months following termination of this Agreement). AOL grants MP the right to use such Keyword Search Term during the term of this Agreement and for three (3) months after termination of this Agreement, subject to the terms and conditions of this Agreement.

2.  AFFILIATED MP SITE.
    ------------------

    2.1.  Content.  MP shall make available through the AOL Jump Pages the
          -------
          comprehensive offering of Services and Content described on Exhibit D to this Agreement, and MP shall make available through the Affiliated MP Site the Services and Content described on Exhibit D-1 to this Agreement. Except as mutually agreed in writing by the Parties, the AOL Jump Pages (i) shall contain only Content that is directly related to the Services listed on Exhibit D; provided, however, that MP shall
                                               --------  -------
          be entitled to include on any AOL Jump Page a navigational bar that includes a tab for used cars and/or a tab for business-to-consumer new car and used car auctions (i.e., as an option or options in a "drop-down box" format) (collectively, the "Navigation Bar Tab"); provided,
                                                                      --------
          further, that any such
          -------

CONFIDENTIAL

                                                               EXECUTION VERSION

          Navigation Bar Tab shall not enable a user to link to any used car listings, nor shall any such reference contain any creative content or messaging related to the purchase or sale of any used car; and (ii) shall not contain any third-party Services, services, programming or other Content. If MP adds Content or Services to any Jump Page that AOL reasonably determines is not related to the Services and Content listed on Exhibit D, or if MP adds Content or Services to the Affiliated MP Site that AOL reasonably determines is not related to the Services and Content listed on Exhibit D-1 (collectively, "Problematic Services or Content"), AOL shall have the immediate right to block AOL User access to the Affiliated MP Site or to any such AOL Jump Page. In the event that MP fails to remove such Problematic Services or Content (or, in the alternative, to implement a mechanism capable of blocking AOL User access to such Problematic Services or Content) within thirty (30) days of notification by AOL of the existence of such Problematic Services or Content on the Affiliated MP Site or any AOL Jump Page (as the case may be), AOL shall have the right to terminate this Agreement immediately upon the expiration of such thirty (30) day period. All sales of Services through the Affiliated MP Site shall be conducted through either a direct sales format or referral Services. MP shall review, delete, edit, create, update and otherwise manage all Content available on or through the Affiliated MP Site in accordance with the terms of this Agreement. MP shall ensure that the AOL Jump Pages do not in any respect promote, advertise, market or distribute the products, services or content of any other Interactive Service, or any entity reasonably construed to be in competition with any third party with which AOL has an exclusive or premier relationship. MP also shall ensure that the Affiliated MP Site does not in any respect promote, advertise, market or distribute the products, services or content of any other Interactive Service, and that the Content on the Affiliated MP Site shall be competitive in all material respects with the Content of online providers of the New Car Services, and that such Content is updated on a regular and frequent basis. The Affiliated MP Site shall contain the Content that is directly related to the Services listed on Exhibit D-1.

    2.2.  Production Work.  Except as agreed to in writing by the Parties
          ---------------
          pursuant to Section 10 of Exhibit F hereto, MP shall be responsible for all production work associated with the AOL Jump Pages and the Affiliated MP Site, including all related costs and expenses.

    2.3.  Technology. MP shall take all reasonable steps necessary to conform
          ----------
          its promotion and sale of Services through the Affiliated MP Site and the AOL Jump Pages to the then-existing technologies identified by AOL which are optimized for the AOL Service and which AOL may implement to facilitate purchase of products or services by AOL Users through the Affiliated MP Site. AOL shall be entitled to require reasonable changes to the Content (including, without limitation, the features or functionality) within any linked pages of the Affiliated MP Site to the extent such Content will, in AOL's good faith judgment, adversely affect any operational aspect of the AOL Network. AOL reserves the right to review and test the Affiliated MP Site from time to time to determine whether the site is compatible with AOL's then-available client and host software and the AOL Network.

    2.4.  Product Offering.  MP shall ensure that the Affiliated MP Site
          ----------------
          includes all of the Services and other Content (including, without limitation, any features, functionality or technology) that are then made available by or on behalf of MP through any Additional MP Channel; provided, however, that (i) such inclusion shall not be
                   --------  -------
          required where it is commercially or technically impractical to either Party (i.e., inclusion would cause either Party to incur substantial incremental costs); and (ii) the specific changes in scope, nature and/or offerings required by such inclusion shall be subject to AOL's review and approval and the terms of this Agreement.

    2.5.  Pricing and Terms.  MP shall ensure that: (i) the prices (and any
          -----------------
          other required consideration) for Services in the Affiliated MP Site do not exceed the prices for the Services or substantially similar Services offered by or on behalf of MP through any

CONFIDENTIAL

                                                               EXECUTION VERSION

          Additional MP Channel; (ii) the terms and conditions related to Services in the Affiliated MP Site are no less favorable in any respect to the terms and conditions for the Services or substantially similar Services offered by or on behalf of MP through any Additional MP Channel; and (iii) both the prices and the terms and conditions related to Services in the Affiliated MP Site are reasonably competitive in all material respects with the prices and terms and conditions for the Services or substantially similar Services offered by any online provider of the Services set forth on Exhibit D hereto through any Interactive Site.

    2.6.  Exclusive Offers/Member Benefits.  MP shall generally promote through
          --------------------------------
          the Affiliated MP Site any special or promotional offers generally made available by or on behalf of MP through any Additional MP Channel. In addition, MP shall promote through the AOL Jump Pages (or the Promotions) on a regular and consistent basis special offers exclusively available to AOL Users (the "AOL Exclusive Offers"). MP shall, at all times, feature at least [*] AOL Exclusive Offer for AOL Users. For example, MP shall offer [*] contest per quarter featuring a new car to be awarded to each winner of each such quarterly contest. Each AOL Exclusive Offer made available by MP shall provide a substantial member benefit to AOL Users, either by virtue of a meaningful price discount, product enhancement, unique service benefit or other special feature. MP shall provide AOL with reasonable prior notice of AOL Exclusive Offers so that AOL can market the availability of such AOL Exclusive Offers in the manner AOL deems appropriate in its editorial discretion.

    2.7.  Operating Standards.  MP shall ensure that each of the Affiliated MP
          -------------------
          Site and the AOL Jump Pages complies at all times with the standards set forth in Exhibit E. To the extent site standards are not established in Exhibit E with respect to any aspect or portion of the Affiliated MP Site or any AOL Jump Page (or the Services or other Content contained therein), MP shall provide such aspect or portion at a level of accuracy, quality, completeness, and timeliness which meets or exceeds prevailing standards in the online industry for providers of the services set forth on Exhibit D hereto. In the event MP fails to comply with any material term of this Agreement or any Exhibit attached hereto, AOL shall have the right (in addition to any other remedies available to AOL hereunder) to decrease the promotion it provides to MP hereunder (and to decrease or cease any other contractual obligation hereunder) until such time as MP corrects its non-compliance (and in such event, AOL shall be relieved of the proportionate amount of any promotional commitment made to MP by AOL hereunder corresponding to such decrease in promotion).

    2.8.  Advertising Sales.  MP shall not permit or authorize (i) any
          -----------------
          Advertisements on the AOL Jump Pages for (a) any third party Content or Services related to the purchase or sale of used cars, (b) any Interactive Service other than AOL, and (c) those categories in which AOL has exclusive or premier arrangements with its partners or (ii) any Advertisements on the Affiliated MP Site for any Interactive Service other than AOL. Notwithstanding anything to the contrary in this Agreement, MP may place promotions for any auto manufacturer and any new car dealer on both the AOL Jump Pages and the Affiliated MP Site. In addition to the foregoing requirements, all Advertisements permitted to be placed on the AOL Jump Pages or the Affiliated MP Site pursuant to the terms of this Agreement shall comply with AOL's then-applicable advertising policies. Any failure by MP to comply with the terms of clause (i)(a) or clause (ii) of this Section 2.8 shall constitute a material breach of this Agreement, and AOL shall have the right to terminate this Agreement. In the event of any failure to comply with clause (i)(c) of this Section 2.8, MP shall have three (3) business days to cure such failure, after which period AOL shall have the right to terminate this Agreement.

    2.9.  Premier Privileges.  Notwithstanding the foregoing, AOL shall not
          ------------------
          place Advertisements for any of the MP Competitors in the AOL Auto Center, the AOL Auto Web Center, the AOL Shopping Auto and Classifieds Department and the CompuServe Car Club. In each

CONFIDENTIAL

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

                                                               EXECUTION VERSION

          case on the AOL Properties during the Initial Term (but in any case, subject to all preexisting agreements of AOL or its affiliates prior to the Effective Date (e.g., AOL's agreement with Cendant)).

    2.10. Traffic Flow.  MP shall take reasonable efforts to ensure that AOL
          ------------
          traffic is either kept within the Affiliated MP Site or the AOL Jump Pages, or is channeled back into the AOL Network (with the exception of advertising links sold and implemented pursuant to the Agreement); provided, however, that MP shall be required to implement a channeling
          --------  -------
          function from the Jump Pages back to the AOL Network within two (2) months following the Effective Date. The Parties shall work together on implementing mutually acceptable links from the AOL Jump Pages back to the AOL Service. The Parties hereby acknowledge and agree that MP shall not be obligated to place any links back to the AOL Service on the Affiliated MP Site.

    2.11. Connecting the Affiliated MP Site.   MP shall be responsible for all
          ---------------------------------
          communications, hosting and connectivity costs and expenses associated with the Affiliated MP Site and the AOL Jump Pages, and shall pay for all of the costs and expenses incurred in connection with (i) the development and linking to the AOL Network of the AOL Jump Pages and
          (ii) the development and linking to the Affiliated MP Site of the AOL Jump Pages. The Parties shall mutually agree upon the optimal means for connecting the AOL Jump Pages to the AOL Network and the AOL Jump Pages to the Affiliated MP Site. If the Parties determine that a dedicated, high-speed connection is necessary to maintain quick and reliable transport of information to the AOL Jump Pages (or from the AOL Jump Pages to the Affiliated MP Site), MP shall pay for all technology-related and production-related costs and expenses associated with the implementation of such a high-speed connection. For the avoidance of doubt, all costs and expenses to be borne by MP in accordance with this Section 2.11 shall be in addition to the payments to be made by MP pursuant to Section 3 hereof.

3.  PAYMENTS.
    --------

    3.1.  Guaranteed Payments.  MP shall pay AOL a non-refundable guaranteed
          -------------------
          payment of [*] Dollars ($*) payable in eight equal quarterly installments as follows:

          (i)  [*] Dollars (US$*) upon execution of this Agreement; and

          (ii) [*] Dollars (US$*) on each of (a) July 31, 1999, (b) October 31, 1999, (c) January 31, 2000, (d) April 30, 2000, (e) July
               31, 2000, (f) October 31, 2000 and (g) January 31, 2001.

          In the event of any early termination of this Agreement, AOL shall refund to MP the pro rata portion of any guaranteed payments paid by
                           --- ----
          MP for Impressions (pursuant to Exhibit A hereto) not yet delivered as of such date of termination, and no further guaranteed payments shall be due thereafter.

    3.2.  Late Payments; Wired Payments.  All amounts owed hereunder not paid
          -----------------------------
          when due and payable shall bear interest from the date such amounts are due and payable at the prime rate in effect at such time. All payments required hereunder shall be paid in immediately available, non-refundable U.S. funds wired to the "America Online" account, Account Number [*].

CONFIDENTIAL

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

                                                               EXECUTION VERSION

    3.3.  Taxes.  With respect to the transactions contemplated by this
          -----
          Agreement, MP shall collect and pay, and shall indemnify and hold AOL harmless from, any sales, use, excise, import or export value added or similar tax or duty not based on AOL's net income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorneys' fees.

    3.4.  Reports.
          -------

          3.4.1.  Usage Reports.  AOL shall provide MP with standard monthly
                  -------------
                  usage information related to the Promotions (e.g. a schedule of the Impressions delivered by AOL at such time, click-through and other usage information) which are similar in substance and form to the reports provided by AOL to other interactive marketing partners similar to MP.

          3.4.2   Fraudulent Transactions.  To the extent permitted by
                  -----------------------
                  applicable law, MP shall provide AOL with an prompt report of any fraudulent order, including the date, screen name or email address and amount associated with such order, promptly following MP obtaining knowledge that the order is, in fact, fraudulent.

4.  TERM; RENEWAL; TERMINATION.
    --------------------------

    4.1    Term; Mutual Early Termination Right.  Unless earlier terminated as
           ------------------------------------
    set forth herein, the initial term of this Agreement shall be two (2) years from the Effective Date (the "Initial Term"). Notwithstanding the foregoing, either Party shall have the right to terminate this Agreement at any time during the Initial Term following the twelve (12) month anniversary of the Effective Date upon thirty (30) days prior written notice to the other Party.

    4.2    Termination for Breach.  Except as expressly provided elsewhere in
           ----------------------
    this Agreement, either Party may terminate this Agreement at any time in the event of a material breach of the Agreement by the other Party which remains uncured after thirty (30) days written notice thereof to the other Party (or such shorter period as may be specified elsewhere in this Agreement); provided, however, that AOL shall not be required to provide
                --------  -------
    notice to MP in connection with MP's failure to make any payment to AOL required hereunder, and the cure period with respect to any scheduled payment shall be fifteen (15) days from the date for such payment provided
    for herein.   Notwithstanding the foregoing, in the event of a material
    breach of a provision that expressly requires action to be completed within an express period shorter than thirty (30) days, either Party may terminate this Agreement if the breach remains uncured after written notice thereof to the other Party.

    4.3    Termination for Bankruptcy/Insolvency.  Either Party may terminate
           -------------------------------------
    this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or
    (iv) makes an assignment for the benefit of creditors.

    4.4    Termination on Change of Control. In the event of (i) a Change of
           --------------------------------
    Control of MP resulting in control of MP by an Interactive Service or (ii) a Change of Control of AOL, AOL may terminate this Agreement by providing thirty (30) days prior written notice of such intent to terminate.

    4.5    Press Releases.  Each Party shall submit to the other Party, for its
           ---------------
    prior written approval, which shall not be unreasonably withheld or delayed, any press release or any other public statement ("Press Release") regarding the transactions contemplated hereunder. Notwithstanding the foregoing, either Party may issue Press Releases and other disclosures as required by law without the consent of the other Party and in such event, the disclosing Party shall provide at least

CONFIDENTIAL

                                                               EXECUTION VERSION

    five (5) business days prior written notice of such disclosure. The failure by one Party to obtain the prior written approval of the other Party prior to issuing a Press Release (except as required by law) shall be deemed a material breach of this Agreement for which there is no adequate cure. In such event, the non-breaching Party may terminate this Agreement upon written notice to the other Party.

5.  MANAGEMENT COMMITTEE/ARBITRATION.
    --------------------------------

    5.1  Management Committee.  The Parties shall act in good faith and use
         ---------------------
    commercially reasonable efforts to promptly resolve within ten (10) business days any claim, dispute, claim, controversy or disagreement (each a "Dispute") between the Parties or any of their respective subsidiaries, affiliates, successors and assigns under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot resolve the Dispute within such time frame, the Dispute shall be submitted to the Management Committee for resolution. For ten (10) days following submission of the Dispute to the Management Committee, the Management Committee shall have the exclusive right to resolve such Dispute; provided, further that the Management
                                   --------  -------
    Committee shall have the final and exclusive right to resolve Disputes arising from any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during such ten (10) day period, then the Management Committee shall consider in good faith the possibility of retaining a third-party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a mediator, the dispute shall be subject to the resolution mechanisms described below. "Management Committee" shall mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section 5.1 and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party shall seek, nor shall be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this Section
    5.1 and then, only in compliance with the procedures set forth in this
    Section 5.

    5.2  Arbitration.  Except for Disputes relating to issues of (i)
         ------------
    proprietary rights, including but not limited to intellectual property and confidentiality, and (ii) any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms (which shall be resolved by the Parties solely and exclusively through amicable resolution as set forth in Section 5.1), any Dispute not resolved by amicable resolution as set forth in Section 5.1 shall be governed exclusively and finally by arbitration. Such arbitration shall be conducted by the American Arbitration Association ("AAA") in Washington, D.C. and shall be initiated and conducted in accordance with the Commercial Arbitration Rules ("Commercial Rules") of the AAA, including the AAA Supplementary Procedures for Large Complex Commercial Disputes ("Complex Procedures"), as such rules shall be in effect on the date of delivery of a demand for arbitration ("Demand"), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith that the Complex Procedures shall not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

    5.3  Selection of Arbitrators.  The arbitration panel shall consist of
         -------------------------
    three (3) arbitrators.  Each Party shall name one (1) arbitrator within ten
    (10) days after the delivery of the Demand. The two (2) arbitrators named by the Parties may have prior relationships with the naming Party, which in a judicial setting would be considered a conflict of interest. The third arbitrator, selected by the first two, should be a neutral participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within ten (10) days, a third neutral arbitrator shall be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs. If a vacancy in the arbitration panel occurs after the hearings

CONFIDENTIAL

                                                               EXECUTION VERSION

    have commenced, the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless the Parties agree otherwise.

    5.4  Governing Law.  The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, and
         --------------
    not state law, shall govern the arbitrability of all Disputes. The arbitrators shall allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The arbitrators shall reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery. The Federal Rules of Evidence shall apply in toto. The
                                                          -- ----
    arbitrators may enter a default decision against any Party who fails to participate in the arbitration proceedings.

    5.5  Arbitration Awards.  The arbitrators shall have the authority to award
         -------------------
    compensatory damages only. Any award by the arbitrators shall be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators shall be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration shall be kept confidential and no Party shall disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party's financial statements.

    5.6  Fees.  Each Party shall pay the fees of its own attorneys, expenses of
         -----
    witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, "Arbitration Costs") shall be borne equally by the Parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award Attorneys' Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties and an award of Attorneys' Fees to the prevailing Party as determined by the arbitrators.

    5.7  Non Arbitratable Disputes.  Any Dispute that is not subject to final
         --------------------------
    resolution by the Management Committee or to arbitration under this Section 5 or by law (collectively, "Non-Arbitration Claims") shall be brought in a court of competent jurisdiction in the Commonwealth of Virginia. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia, over any and all Non-Arbitration Claims and any and all actions to enforce such claims or to recover damages or other relief in connection with such claims.

6.  STANDARD TERMS.  The Standard Online Commerce Terms & Conditions set forth
    --------------
on Exhibit F attached hereto and Standard Legal Terms & Conditions set forth on Exhibit G attached hereto are each hereby made a part of this Agreement.

7.  NO REVENUE SHARING.  MP shall have no obligation to share with AOL any
    -------------------
Transaction Revenues or Advertising Revenues that MP derives from the AOL Jump Pages, the Affiliated MP Site, or any other MP Interactive Site.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.                              AUTOWEB.COM


By:  /s/ DAVID COLBURN                            By:  /s/ SAMUEL HEDGPETH
    -------------------------------------------       --------------------------
Name:  David Colburn                              Name:  Samuel Hedgpeth
Title: Senior Vice President, Business Affairs    Title: Chief Financial Officer

CONFIDENTIAL

                                                               EXECUTION VERSION

                                   EXHIBIT A

                              Placement/Promotion
                              -------------------


I. CARRIAGE PLAN


---------------------------------------------------------------------------------------------------------
AOL Service                                        FLIGHTS                Year 1
---------------------------------------------------------------------------------------------------------
                                              START        END            Imps/Y1             Invs/Y1
---------------------------------------------------------------------------------------------------------
AOL Auto Center: New Car Decision Guide        7/1/99     6/30/00
 Commerce Links
---------------------------------------------------------------------------------------------------------
AOL Auto Center: New Car Decision Guide        7/1/99     6/30/00
 Banners
---------------------------------------------------------------------------------------------------------
AOL Auto Center: New Cars ROS Banners          7/1/99     6/30/00
---------------------------------------------------------------------------------------------------------
AOL ROS Demo Targeting Banners:2               7/1/99     6/30/00
 variables TBD
---------------------------------------------------------------------------------------------------------
AOL Promotional Car Give-Away ROS Banners      7/1/99     6/30/00
---------------------------------------------------------------------------------------------------------
AOL ROS Banners                                7/1/99     6/30/00
=========================================================================================================
               Subtotal                                                      [*]
---------------------------------------------------------------------------------------------------------
AOL.com
---------------------------------------------------------------------------------------------------------
Auto WebCenter New Car Decision Guide          7/1/99     6/30/00
 Commerce Links
---------------------------------------------------------------------------------------------------------
Auto WebCenter: New Cars Decision Guide        7/1/99     6/30/00
 Banners
---------------------------------------------------------------------------------------------------------
Auto WebCenter ROS Banners                     7/1/99     6/30/00
---------------------------------------------------------------------------------------------------------
Search Term Packages: Automotive,              7/1/99     6/30/00
 Dealers, Trucks, Motor Vehicle Base
=========================================================================================================
              Subtotal                                                       [*]
---------------------------------------------------------------------------------------------------------
Netscape Netcenter
---------------------------------------------------------------------------------------------------------
NSCP Autos: New Car Decision Guide             7/1/99     6/30/00
 Commerce Links
---------------------------------------------------------------------------------------------------------
NSCP Decision Guides Banners                   7/1/99     6/30/00
---------------------------------------------------------------------------------------------------------
NSCP Autos ROS Banners                         7/1/99     6/30/00
=========================================================================================================
              Subtotal                                                       [*]
---------------------------------------------------------------------------------------------------------
Compuserve
---------------------------------------------------------------------------------------------------------
Car Club Co-Branded Content Permanent          7/1/99     6/30/00
 Placement
---------------------------------------------------------------------------------------------------------

CONFIDENTIAL

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

                                                               EXECUTION VERSION

=========================================================================================================
              Subtotal                                                       [*]
---------------------------------------------------------------------------------------------------------
            Total Year 1                                                     [*]                $[*]
---------------------------------------------------------------------------------------------------------

            Total Year 2                                                     [*]                $[*]
---------------------------------------------------------------------------------------------------------
             Plan Total                                                      [*]                $[*]
=========================================================================================================



----------------------------------------------------------------------------------------------------------------------
                                                                            Monthly                    Year 1
----------------------------------------------------------------------------------------------------------------------
Tier 1                                                                 Impressions Target        Impressions Target
------
----------------------------------------------------------------------------------------------------------------------
AOL Auto Center: New Car Decision Guide Commerce Links
----------------------------------------------------------------------------------------------------------------------
AOL Auto Center: New Car Decision Guide Banners
----------------------------------------------------------------------------------------------------------------------
AOL Auto Center: New Cars ROS Banners
----------------------------------------------------------------------------------------------------------------------
Auto WebCenter New Car Decision Guide Commerce Links
----------------------------------------------------------------------------------------------------------------------
Auto WebCenter: New Cars Decision Guide Banners
----------------------------------------------------------------------------------------------------------------------
Auto WebCenter ROS Banners
----------------------------------------------------------------------------------------------------------------------
Search Term Packages: Automotive, Dealers, Trucks,
 Motor Vehicle Base
----------------------------------------------------------------------------------------------------------------------
NSCP Autos: New Car Decision Guide Commerce Links
----------------------------------------------------------------------------------------------------------------------
NSCP Decision Guides Banners
----------------------------------------------------------------------------------------------------------------------
Car Club Co-Branded Content Permanent Placement
======================================================================================================================
                 Subtotal                                                    [*]                [*]
----------------------------------------------------------------------------------------------------------------------
                  Tier 2
                  ------
----------------------------------------------------------------------------------------------------------------------
AOL ROS Demo Targeting Banners:2 variables TBD
----------------------------------------------------------------------------------------------------------------------
NSCP Autos ROS Banners
======================================================================================================================
                 Subtotal                                                    [*]                [*]
----------------------------------------------------------------------------------------------------------------------
                  Tier 3
                  ------
----------------------------------------------------------------------------------------------------------------------
AOL Promotional Car Give-Away ROS Banners
----------------------------------------------------------------------------------------------------------------------
AOL ROS Banners
======================================================================================================================
                 Subtotal                                                    [*]                [*]
----------------------------------------------------------------------------------------------------------------------
          Total Impressions Target                                           [*]                [*]
----------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

                                                               EXECUTION VERSION

*Tier Exchanges. MP may elect to redistribute Promotions from Tiers 1, 2 and 3
 --------------
at an exchange ratio equal to the ratio of the respective CPM rates listed in Exhibit A for each Level (e.g., one Tier 1 Impression can be substituted for the number of Tier 2 Impressions that is calculated by dividing the CPM for Tier 1 by the CPM for Tier 2), provided that (a) Tier 1 Impressions may be exchanged only for those of Tier 2 or Tier 3, and (b) Level 2 Impressions may be exchanged
only for those of Tier 3.   MP may not make any other type of exchange.  All
redistribution of Promotions shall be subject to availability and AOL's then-existing contractual obligations, as determined by AOL. Impressions may be exchanged in blocks of a minimum of [*] Impressions. Requests by MP to redistribute Impressions may be made no more frequently than once per quarter.

II. During the Term and for three (3) months after termination of this Agreement, subject to the terms and conditions hereof, MP shall have the right to use the Keyword Search Terms to be agreed upon by the Parties.

CONFIDENTIAL

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

                                                               EXECUTION VERSION

                                   EXHIBIT B

                                  Definitions
                                  -----------


The following definitions shall apply to this Agreement:

AAA.  "AAA" shall have the meaning set forth in Section 5.2 of this Agreement.
---

Action.  "Action" shall have the meaning set forth in Section 9(d) of Exhibit G
------
to this Agreement.

Additional MP Channel.  Any other distribution channel (e.g., an Interactive
---------------------
Service other than AOL) through which MP makes available an offering comparable in nature to the Affiliated MP Site.

Advertisements.  Any advertisements, promotions, banners (including, without
--------------
limitation, the creative content thereof), links, pointers or sponsorships.

Advertising Revenues.   Aggregate amounts collected plus the fair market value
--------------------
of any other compensation received (such as barter advertising) by MP, AOL or either Party's agents, as the case may be, arising from the license or sale of Advertisements that appear within any pages of the Affiliated MP Site which may be exclusively available to AOL Users, less applicable Advertising Sales Commissions.

Advertising Sales Commission.  (i) Actual amounts paid as commission to third
----------------------------
party agencies by either buyer or seller in connection with sale of the Advertisement or (ii) [*]%, in the event the Party has sold the Advertisement directly and shall not be deducting any third party agency commissions.

Affiliated MP Site.  The specific area or web site to be promoted and
------------------
distributed by AOL hereunder through which MP can market and complete transactions regarding its Services.

AOL Exclusive Offers.  "AOL Exclusive Offers" shall have the meaning set forth
--------------------
in Section 2.6 of this Agreement.

AOL Interactive Site.  Any Interactive Site that is managed, maintained, owned
--------------------
or controlled by AOL or its agents.

AOL Jump Page.  The introductory page to be designed, produced, and hosted by MP
-------------
(within the first two (2) months following the Effective Date) to which Promotions for MP shall link (following the launch of such AOL Jump Page) and which shall also be linked to the Affiliated MP Site.

AOL Look and Feel.  The elements of graphics, design, organization,
------------------
presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with Interactive Sites within the AOL Service or AOL.com.

AOL Member.  Any authorized user of the AOL Service, including any sub-accounts
----------
using the AOL Service under an authorized master account.

AOL Network.  (i) The AOL Service, (ii) AOL.com, (iii) CompuServe, (iv) Digital
-----------
City, and (v) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its affiliates worldwide (and including those properties excluded from the definitions of the AOL Service or AOL.com). It is understood and agreed that the rights of MP relate only to the AOL Service and AOL.com and not generally to the AOL Network.

AOL Properties.  The AOL Service, AOL.com and CompuServe.
--------------

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

                                                               EXECUTION VERSION

AOL Purchaser.  (i) Any person or entity who enters the Affiliated MP Site from
-------------
the AOL Network including, without limitation, from any third party area therein (to the extent entry from such third party area is traceable through both Parties' commercially reasonable efforts), and generates Transaction Revenues (regardless of whether such person or entity provides an e-mail address during registration or entrance to the Affiliated MP Site which includes a domain other than an "AOL.com" domain); and (ii) any other person or entity who, when purchasing a product, good or service through an MP Interactive Site, provides an AOL.com domain name as part of such person or entity's e-mail address and provided that any person or entity who has previously satisfied the definition of AOL Purchaser shall remain an AOL Purchaser, and any subsequent purchases by such person or entity (e.g., as a result of e-mail solicitations or any off-line means for receiving orders requiring purchasers to reference a specific promotional identifier or tracking code) shall also give rise to Transaction Revenues hereunder (and shall not be conditioned on the person or entity's satisfaction of clauses (i) or (ii) above).

AOL Service. The standard narrow-band U.S. version of the America Online brand
-----------
service, specifically excluding (a) AOL.com or any other AOL Interactive Site,
(b) the international versions of an America Online service (e.g., AOL Japan),
(c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City," "NetMail(TM)," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online brand service, (e) Netscape Netcenter(TM) and any additional Netscape products or services, (f) any programming or Content area offered by or through the U.S. version of the America Online brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online brand service, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online service which is materially different from the standard narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL User.  Any user of the AOL Service, AOL.com, CompuServe, Digital City, or
--------
the AOL Network.

AOL.com.  AOL's primary Internet-based Interactive Site marketed under the
-------
"AOL.COM(TM)" brand, specifically excluding (a) the AOL Service, (b) any international versions of such site, (c) "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)," "AOL Hometown," "My News" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (d) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) Netscape Netcenter(TM) and any additional Netscape products or services, (f) any programming or Content area offered by or through the U.S. version of the America Online brand service which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

Arbitration Costs.  "Arbitration Costs" shall have the meaning set forth in
-----------------
Section 5.6 of this Agreement.

Attorneys' Fees.  "Attorneys' Fees" shall have the meaning set forth in Section
---------------
5.6 of this Agreement.

                                                               EXECUTION VERSION

Change of Control.  (a) The consummation of a reorganization, merger or
-----------------
consolidation or sale or other disposition of substantially all of the assets of a party or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1933, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

Commercial Rules.  "Commercial Rules" shall have the meaning set forth in
----------------
Section 5.2 of this Agreement.

Complex Procedures.  "Complex Procedures" shall have the meaning set forth in
------------------
Section 5.2 of this Agreement.

CompuServe.  The standard, narrow-band U.S. version of the CompuServe brand
-----------
service, specifically excluding (a) any international versions of such service,
(b) any web-based service including "compuserve.com", "cserve.com" and "cs.com", or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe affiliates or any similar "sub-service," (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise complete or substantially complete operational control (e.g., third-party Content areas), (e) Netscape Netcenter(TM) and any additional Netscape products or services, (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content, (g) any co-branded or private label branded version of the U.S. version of the CompuServe brand service, (h) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services and/or functionality materially different from the Content, distribution, services and/or functionality associated with the standard, narrow-band U.S. version of the CompuServe brand service, including, without limitation, any version of such service distributed through any platform or device other than a desktop personal computer and (i) any property, feature, product or service which CompuServe or its affiliates may acquire subsequent to the Effective Date.

Confidential Information.  Any information relating to or disclosed in the
------------------------
course of the Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Members, AOL Users, AOL Purchasers and MP customers, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" shall not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.

Content.  Text, images, video, audio (including, without limitation, music used
-------
in synchronism or timed relation with visual displays) and other data, Services, advertisements, promotions, links, pointers and software, including any modifications, upgrades, updates, enhancements and related documentation.

Contest.  "Contest" shall have the meaning set forth in Section 3 of Exhibit F
-------
to this Agreement.

Customers.  "Customers" shall have the meaning set forth in Section 9 of Exhibit
---------
F to this Agreement.

Digital City.   The standard, narrow-band U.S. version of Digital City's local
-------------
content offerings marketed under the Digital City brand name, specifically excluding (a) the AOL Service, AOL.com or any other AOL Interactive Site, (b) any international versions of such local content offerings, (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City," "NetMail(TM)," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the standard narrow band version of Digital City's local content offerings, (e) Netscape Netcenter(TM) and any additional Netscape products or services, (f) any

                                                               EXECUTION VERSION

programming or Content area offered by or through such local content offerings over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such local content offerings, (h) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date, (i) any other version of a Digital City local content offering which is materially different from the narrow-band U.S. version of Digital City's local content offerings marketed under the Digital City brand name, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the offerings and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer, and (j) Digital City- branded offerings in any local area where such offerings are not owned or operationally controlled by AOL, Inc. or DCI (e.g., Chicago, Orlando, South Florida, and Hampton Roads).

Disclaimed Damages.  "Disclaimed Damages" shall have the meaning set forth in
------------------
Section 9(a) of Exhibit G to this Agreement.

Demand.  "Demand" shall have the meaning set forth in Section 5.2 of this
------
Agreement.

Dispute.  "Dispute" shall have the meaning set forth in Section 5.1 of this
-------
Agreement.

Final Shortfall.  "Final Shortfall" shall have the meaning set forth in Section
---------------
1.2 of this Agreement.

Impression.  User exposure to the applicable Promotion, as such exposure may be
----------
reasonably determined and measured by AOL in accordance with its standard methodologies and protocols.

Impressions Commitment.  "Impressions Commitment" shall have the meaning set
----------------------
forth in Section 1.2 of this Agreement.

Indemnified Party.  "Indemnified Party" shall have the meaning set forth in
-----------------
Section 9(d) of Exhibit G to this Agreement.

Indemnifying Party.  "Indemnifying Party" shall have the meaning set forth in
------------------
Section 9(d) of Exhibit G to this Agreement.

Initial Term.  "Initial Term" shall have the meaning set forth in Section 4.1 of
------------
this Agreement.

Interactive Service.  An entity offering one or more of the following: (i)
-------------------
online or Internet connectivity services (e.g., an Internet service provider);
(ii) an interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) (e.g., an online service or search and directory service)and/or marketing a broad selection of products and/or services across numerous interactive commerce categories (e.g., an online mall or other leading online commerce site); (iii) a persistent desktop client; and (iv) communications software capable of serving as the principal means through which a user creates, sends and receives electronic mail or real time online messages (whether by telephone, computer or other means), including, without limitation, greeting cards.

Interactive Site. Any interactive site or area, including, by way of example and
----------------
without limitation, (i) an MP site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's Active Desktop.

Keyword Search Terms.  (a) The Keyword online search terms made available on the
---------------------
AOL Service for use by AOL Members, combining AOL's Keyword online search modifier with a term or phrase specifically related to MP (and determined in accordance with the terms of this Agreement) and (b) the Go Word online search terms made available on CompuServe, combining CompuServe's Go Word online search modifier with a term or phrase specifically related to AG and determined in accordance with the terms of this Agreement).

                                                               EXECUTION VERSION

Level.  One of the five levels of Promotions as set forth on Exhibit A to this
-----
Agreement.

Liabilities.  "Liabilities" shall have the meaning set forth in Section 9(c) of
-----------
Exhibit G to this Agreement.

Licensed Content.  All Content offered through the Affiliated MP Site pursuant
----------------
to this Agreement or otherwise provided by MP or its agents in connection herewith (e.g., offline or online promotional Content, Promotions, AOL "slideshows", etc.), including in each case, any modifications, upgrades, updates, enhancements, and related documentation.

Management Committee.  "Management Committee" shall have the meaning set forth
--------------------
in Section 5.1 of this Agreement.

Marks.  "Marks" shall have the meaning set forth in Section 3 of Exhibit G to
-----
this Agreement.

MP Competitors.  Autobytel, Cobalt Dealer Net ("Cobalt") and Consumer Car Club
--------------
("CCC"); provided that AOL may elect, in its sole discretion, to remove either Cobalt or CCC, or both, from this definition (and thereby remove any and all exclusivity / premiere privilege restrictions or obligations on AOL and its affiliates with respect thereto), with respect to just the AOL Service, just AOL.com, just CompuServe, or any combination thereof (including the entire AOL Network) (at AOL's option), by reducing MP's guaranteed payment amount hereunder by $[*] ([*] dollars) per such competitor (e.g., $[*] to remove either Cobalt or CCC, or $[*] to remove both Cobalt and CCC), with [*]% of such amounts attributable to CompuServe, [*]% to AOL.com and the remaining [*]% to the AOL Service (and, if and to the extent applicable the rest of the AOL Network); provided further that such payment reduction amounts shall be reduced pro rata on a quarterly basis over the scheduled 2 year Initial Term hereof/1/.

MP Interactive Site. Any Interactive Site (other than the Affiliated MP Site)
-------------------
which is managed, maintained, owned or controlled by MP or its agents.

MP Technical Problem.  "MP Technical Problem" shall have the meaning set forth
--------------------
in Section 5 of Exhibit E to this Agreement.

Navigation Bar Reference.  "Navigation Bar Reference" shall have the meaning set
------------------------
forth in Section 2.1 of this Agreement.

New Car Services.  The new car Services offered by MP on or through the Jump
----------------
Pages and/or the Affiliated MP Site, as further described on Exhibit D hereto.

New Functionality.  "New Functionality" shall have the meaning set forth in
-----------------
Section 9.v of Exhibit E to this Agreement.

Non-Arbitration Claims.  "Non-Arbitration Claims" shall have the meaning set
----------------------
forth in Section 5.7 of this Agreement.

Press Release.  "Press Release" shall have the meaning set forth in Section 4.5
-------------
of this Agreement.

Prior Business Relationship.  "Prior Business Relationship" shall have the
---------------------------
meaning set forth in Section 11 of Exhibit G to this Agreement.

Production Plan.  "Production Plan" shall have the meaning set forth in Section
---------------
10 of Exhibit F to this Agreement.

____________________
/1/ By way of example, for illustrative purposes only, AOL may elect to remove all exclusivity / premiere privilege obligations for the entire AOL Network (to the extent applicable) with respect to just CCC for [$*] or only on CompuServe with respect to CCC for only [*%] of [$*] [i.e., $*] at any time during the first quarter after the Effective Date, or for half such amounts [$*] for the AOL Network or [$*] for just CompuServe or AOL.com) one year after the Effective Date (because it is halfway through the scheduled Initial Term), etc.

* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

                                                               EXECUTION VERSION

Promo Content.  "Promo Content" shall have the meaning set forth in Section 1.3
-------------
of this Agreement.

Promotional Materials.  "Promotional Materials" shall have the meaning set forth
---------------------
in Section 1 of Exhibit G to this Agreement.

Promotions.  "Promotions" shall have the meaning set forth in Section 1.1 of
----------
this Agreement.

Quarter Shortfall.  "Quarter Shortfall" shall have the meaning set forth in
-----------------
Section 1.2 of this Agreement.

Revised Impressions Target.  "Revised Impressions Target" shall have the meaning
--------------------------
set forth in Section 1.2 of this Agreement.

Routine Services.  "Routine Services" shall have the meaning set forth in
----------------
Section 10 of Exhibit F to this Agreement.

Run of Service Advertising (ROS).  A collection of promotional inventory made up
--------------------------------
of all areas of the AOL Network. To the extent applicable, AOL shall place MP's creative in different locations throughout the AOL Network in accordance with AOL internal policies. Run of Service Impressions shall be delivered in accordance with the monthly targets on Exhibit A over the applicable time period. MP may not control placement of such Run of Service Advertising and AOL does not guarantee placement thereof on any particular screen or group of screens. Notwithstanding anything to the contrary in this Agreement, AOL shall
(i) use commercially reasonable efforts to deliver the Run of Service Impressions in accordance with the targets set forth on Exhibit A of this Agreement, and (ii) not deliver any Run of Service Impressions in the following areas: teens, love@AOL, or international. In the event that MP reasonably believes that a disproportionate number of the Run of Service Advertising is being delivered in any one subchannel of the AOL Network, then Parties shall meet to discuss the manner in which AOL will attempt to rectify such imbalance.

Secondary Shortfall.  "Secondary Shortfall" shall have the meaning set forth in
-------------------
Section 1.2 of this Agreement.

Services.  Any product, good or service which MP (or others acting on its behalf
--------
or as distributors) offers, sells, provides, distributes or licenses to AOL Users directly or indirectly through (i) the Affiliated MP Site (including through any Interactive Site linked thereto), (ii) any other electronic means directed at AOL Users (e.g., e-mail offers), or (iii) an "offline" means (e.g., toll-free number) for receiving orders related to specific offers within the Affiliated MP Site requiring purchasers to reference a specific promotional identifier or tracking code, including, without limitation, products or services sold through surcharged downloads (to the extent expressly permitted hereunder).

Transaction Revenues.  Aggregate amounts paid by AOL Purchasers in connection
--------------------
with the sale, licensing, distribution or provision of any Services, including, in each case, handling, shipping, service charges, and excluding, in each case,
(a) amounts collected for sales or use taxes or duties and (b) credits and chargebacks for returned or canceled goods or services, but not excluding cost of goods sold or any similar cost.

User Information.  "User Information" shall have the meaning set forth in
----------------
Section 13 of Exhibit G to this Agreement.

                                                               EXECUTION VERSION

                                   EXHIBIT C

MP Cross-Promotion
------------------

A. MP shall promote (at least once per quarter) the AOL Service to MP registered users through the MP newsletter sent to such users. In any MP newsletter in which MP promotes the AOL Service, MP shall not promote any other Interactive Service.

B. In addition, in MP's television, radio, print and "out of home" (e.g., buses and billboards) advertisements. MP shall include specific references or mentions (verbally where possible) of the availability of the Affiliated MP Site through the AOL Network, which are at least as prominent as any references that MP makes to any MP Interactive Site related to the Autoweb brand (other than any MP Interactive Site that is co-branded with another third party) (by way of site name, related company name, URL or otherwise). Without limiting the generality of the foregoing, MP's listing of the "URL" for any MP Interactive Site related to the Autoweb brand (other than MP any Interactive Site that is co-branded with another thid-party) shall be accompanied by an equally prominent listing of the "keyword" term on AOL for the Affiliated MP Site.

                                                               EXECUTION VERSION

                                   EXHIBIT D

 Description of Services and Other Content to be Promoted in the Promotions and
 ------------------------------------------------------------------------------
                             on the AOL Jump Pages
                             ---------------------

New car listings and related new auto content (e.g., auto reviews, new car-related chat (provided by AOL and to be used only by AOL Members), etc.) and services (collectively, the "New Car Services"), and shall exclude email, instant messaging, calendar services and similar functionality (unless otherwise agreed by AOL). In accordance with Section 2.1 of this Agreement, MP also shall be able to include the Navigation Bar Tab on the AOL Jump Page.

                                                               EXECUTION VERSION

                                  EXHIBIT D-1

 Description of Services and Other Content to be Promoted on the Affiliated MP
 -----------------------------------------------------------------------------
                                      Site
                                      ----


The Content on the Affiliated MP Site may include the New Car Services, as well as the new car and used car listings and related information and services (including, without limitation, business-to-consumer new and used car auctions); provided that the Affiliated MP Site shall not link (directly or indirectly) to
--------
any third-party provider of used car listings.

                                                               EXECUTION VERSION

                                   EXHIBIT E

                                   Operations
                                   ----------

1.  General.  The Affiliated MP Site (including the Services and other Content
    -------
contained therein) shall be in the top three (3) in the online new car industry, as determined by each of the following methods: (a) based on a cross-section of third-party reviewers who are recognized authorities in such industry and (b) with respect to all material quality averages or standards in such industry, including each of the following: (i) pricing of Services, (ii) scope and selection of Services, (iii) quality of Services, (iv) customer service and fulfillment associated with the marketing and sale of Services and (v) ease of use. In addition, the Affiliated MP Site shall, with respect to each of the measures listed above, be competitive in all respects with that which is offered by any MP Competitors.

2.  Affiliated MP Site Infrastructure.  MP shall be responsible for all
    ---------------------------------
communications, hosting and connectivity costs and expenses associated with the Affiliated MP Site. MP shall provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the Affiliated MP Site from the AOL Network. MP shall design and implement the network between the AOL Service and Affiliated MP Site such that (i) no single component failure shall have a materially adverse impact on AOL Members seeking to reach the Affiliated MP Site from the AOL Network and (ii) no single line under material control by MP shall run at more than 70% average utilization for a 5-minute peak in a daily period. In this regard, MP shall provide AOL, upon request, with a detailed network diagram regarding the architecture and network infrastructure supporting the Affiliated MP Site. In the event that MP elects to create a custom version of the Affiliated MP Site in order to comply with the terms of this Agreement, MP shall bear responsibility for all aspects of the implementation, management and cost of such customized site.

3.   Optimization; Speed.  MP shall use commercially reasonable efforts to
     -------------------
ensure that: (a) the functionality and features within the Affiliated MP Site are optimized for the client software then in use by AOL Members; and (b) the Affiliated MP Site is designed and populated in a manner that minimizes delays when AOL Members attempt to access such site. At a minimum, MP shall ensure that the Affiliated MP Site's data transfers initiate within fewer than fifteen
(15) seconds on average. Prior to commercial launch of any material promotions described herein, MP shall permit AOL to conduct performance and load testing of the Affiliated MP Site (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing.

4.  User Interface.  MP shall maintain a graphical user interface within the
    --------------
Affiliated MP Site that is competitive in all material respects with interfaces of other similar sites based on similar form technology. AOL reserves the right to review and approve the user interface and site design prior to launch of the Promotions and to conduct focus group testing to assess compliance with respect to such consultation and with respect to MP's compliance with the preceding sentence.

5.  Technical Problems.  MP agrees to use commercially reasonable efforts to
    ------------------
address material technical problems (over which MP exercises control) affecting use by AOL Members of the Affiliated MP Site (a "MP Technical Problem") promptly following notice thereof. In the event that MP is unable to promptly resolve a MP Technical Problem following notice thereof from AOL (including, without limitation, infrastructure deficiencies producing user delays), AOL shall have the right to regulate the promotions it provides to MP hereunder until such time as MP corrects the MP Technical Problem at issue.

6.  Monitoring.  MP shall ensure that the performance and availability of the
    ----------
Affiliated MP Site is monitored on a continuous basis. MP shall provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for MP's principal business and technical representatives, for use in cases when issues or problems arise with respect to the Affiliated MP Site.

7.  Telecommunications. Where applicable MP shall use encryption methodology to
    ------------------
secure data communications between the Parties' data centers. The network between the Parties shall be configured such that no single component failure shall significantly impact AOL Users. The network shall be sized such that no single line runs at more than 70% average utilization for a 5-minute peak in a daily period.

8.  Security.  MP shall utilize Internet standard encryption technologies (e.g.,
    --------
Secure Socket Layer SSL) to provide a secure environment for conducting transactions and/or transferring private member information (e.g. credit card numbers, banking/financial information, and member address information) to and from the Affiliated MP Site. MP shall facilitate periodic reviews of the Affiliated MP Site by AOL in order to evaluate the security risks of such site. MP shall promptly remedy any security risks or breaches of security as may be identified by AOL's Operations Security team.

9.  Technical Performance.
    ---------------------

   i. MP shall design the Affiliated MP Site to support the AOL-client embedded versions of the Microsoft Internet Explorer 3.0 and 4.0 browsers (Windows and Macintosh) and make commercially reasonable efforts to support all other AOL browsers listed at:
        "http://webmaster.info.aol.com/BrowTable.html."

   ii. To the extent MP creates customized pages on the Affiliated MP Site for AOL Members, MP shall configure and employ a methodology to detect AOL Members (e.g. examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at: "http://webmaster. info.aol.com/)."

   iii. MP shall periodically review the technical information made available by AOL at http://webmaster.info.aol.com.

                                                               EXECUTION VERSION

   iv. MP shall design its site to support HTTP 1.0 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing cached information listed at http://webmaster.info.aol.com.

   v. Prior to releasing material, new functionality or features through the Affiliated MP Site ("New Functionality"), MP shall use commercially reasonable efforts to DELETE either (i) test the New Functionality to confirm its compatibility with AOL Service client software and (ii) provide AOL with written notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software.

10.  AOL Internet Services MP Support.  AOL shall provide MP with access to the
     --------------------------------
standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support shall not, in any case, be involved with content creation on behalf of MP or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any MP area other than the Affiliated MP Site. Support to be provided by AOL is contingent on MP providing to AOL demo account information (where applicable), a detailed description of the Affiliated MP Site's software, hardware and network architecture and access to the Affiliated MP Site for purposes of such performance and load testing as AOL elects to conduct.

                                                               EXECUTION VERSION

                                   EXHIBIT F

                  Standard Online Commerce Terms & Conditions
                  -------------------------------------------

1.  AOL Network Distribution.  MP shall not authorize or permit any third party
    ------------------------
to distribute or promote the Services or any MP Interactive Site through the AOL Network absent AOL's prior written approval. The Promotions and any other promotions or advertisements purchased from or provided by AOL shall link only to the AOL Jump Page after the launch of such AOL Jump Page, and prior to such launch date, shall link to the Affiliated MP Site, shall be used by MP solely for its own benefit and shall not be resold, traded, exchanged, bartered, brokered or otherwise offered to any third party.

2.  Provision of Other Content. In the event that AOL notifies MP that (i) as
    --------------------------
reasonably determined by AOL, any Content within the Affiliated MP Site violates AOL's then-standard Terms of Service (as set forth on the America Online brand service at Keyword term "TOS"), the terms of this Agreement or any other standard, written AOL policy (which is either available online or of which AOL has otherwise notified MP) or (ii) AOL reasonably objects to the inclusion of any Content within the Affiliated MP Site (other than any specific items of Content which may be expressly identified in this Agreement), then MP shall take commercially reasonable steps to block access by AOL Users to such Content using MP's then-available technology. In the event that MP cannot, through its commercially reasonable efforts, block access by AOL Users to the Content in question, then MP shall provide AOL prompt written notice of such fact. AOL may then, at its option, restrict access from the AOL Network to the Content in question using technology available to AOL. MP shall cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions.

3.  Contests.  MP shall take all steps necessary to ensure that any contest,
    --------
sweepstakes or similar promotion conducted or promoted through the Affiliated MP Site (a "Contest") complies with all applicable federal, state and local laws and regulations.

4.  Navigation.  Subject to the prior consent of MP, which consent shall not be
    ----------
unreasonably withheld, AOL shall be entitled to establish navigational icons, links and pointers connecting the AOL Jump Pages (or portions thereof) with other content areas on or outside of the AOL Network. Additionally, in cases where an AOL User performs a search for MP through any search or navigational tool or mechanism that is accessible or available through the AOL Network (e.g., Promotions, Keyword Search Terms, or any other promotions or navigational tools), AOL shall have the right to direct such AOL User to the Affiliated MP Site, the AOL Jump Pages, or any other MP Interactive Site determined by AOL in its reasonable discretion, provided that during the three months following termination of this Agreement, MP's Keyword Search Term shall direct AOL Users to the Affiliated MP Site.

5.  Disclaimers.   Upon AOL's request, MP agrees to include within the
    ------------
Affiliated MP Site a product disclaimer (the specific form and substance to be mutually agreed upon by the Parties) indicating that transactions are solely between MP and AOL Users purchasing Services from MP.

6.  AOL Look and Feel.  MP acknowledges and agrees that AOL shall own all right,
    -----------------
title and interest in and to the elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with online areas contained within the AOL Network, subject to MP's ownership rights in any MP trademarks or copyrighted material within the Affiliated MP Site.

7.  Management of the Affiliated MP Site.  MP shall manage, review, delete,
    ------------------------------------
edit, create, update and otherwise manage all Content available on or through the Affiliated MP Site, in a timely and professional manner and in accordance with the terms of this Agreement. MP shall ensure that the Affiliated MP Site is current, accurate and well-organized at all times. MP warrants that the Services and other Licensed Content : (i) shall not infringe on or violate any copyright, trademark, U.S. patent or any other third party right, including without limitation, any music performance or other music-related rights; (ii) shall not violate AOL's then-applicable Terms of Service or any other standard, written AOL policy (which is either available online or of which AOL has otherwise notified MP); and (iii) shall not violate any applicable law or regulation, including those relating to contests, sweepstakes or similar promotions. Additionally, MP represents and warrants that it owns or has a valid license to all rights to any Licensed Content used in AOL "slideshow" or other formats embodying elements such as graphics, animation and sound, free and clear of all encumbrances and without violating the rights of any other person or entity. MP also warrants that a reasonable basis exists for all Product performance or comparison claims appearing through the Affiliated MP Site. MP shall not in any manner, including, without limitation in any Promotion, the Licensed Content or the Materials state or imply that AOL recommends or endorses MP or MP's Services (e.g., no statements that MP is an "official" or "preferred" provider of Services or services for AOL). AOL shall have no obligations with respect to the Services available on or through the Affiliated MP Site, including, but not limited to, any duty to review or monitor any such Services.

8.  Duty to Inform.  MP shall promptly inform AOL of any information related to
    --------------
the Affiliated MP Site which could reasonably lead to a claim, demand, or liability of or against AOL and/or its affiliates by any third party.

9.  Customer Service.  It is the sole responsibility of MP to provide customer
    ----------------
service to persons or entities purchasing Services through the AOL Network ("Customers"). MP shall bear full responsibility for all customer service, including without limitation, order processing, billing, fulfillment, shipment, collection and other customer service associated with any Services offered, sold or licensed through the Affiliated MP Site, and AOL shall have no obligations whatsoever with respect

                                                               EXECUTION VERSION

thereto. MP shall receive all emails from Customers via a computer available to MP's customer service staff and generally respond to such emails within one business day of receipt. MP shall receive all orders electronically and generally process all orders within one business day of receipt, provided Services ordered are not advance order items. MP shall ensure that all orders of Services are received, processed, fulfilled and delivered on a timely and professional basis. MP shall bear all responsibility for compliance with federal, state and local laws in the event that the Services are no longer available at the time an order is received. MP shall also comply with the requirements of any federal, state or local consumer protection or disclosure law. Payment for Services shall be collected by MP directly from customers. MP's order fulfillment operation shall be subject to AOL's reasonable review.

10.  Production Work.  In the event that MP requests AOL's production assistance
     ---------------
in connection with (i) ongoing programming and maintenance related to the Affiliated MP Site, (ii) a redesign of or addition to the Affiliated MP Site (e.g., a change to an existing screen format or construction of a new custom form), (iii) production to modify work performed by a third party provider or
(iv) any other type of production work, MP shall work with AOL to develop a detailed production plan for the requested production assistance (the "Production Plan"). Following receipt of the final Production Plan, AOL shall notify MP of (i) AOL's availability to perform the requested production work,
(ii) the proposed fee or fee structure for the requested production and maintenance work and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of the agreed-upon Production Plan, such agreement shall be reflected in a separate work order signed by the Parties. To the extent MP elects to retain a third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's standards & practices (as provided on the America Online brand service at Keyword term "styleguide"). The specific production resources which AOL allocates to any production work to be performed on behalf of MP shall be as determined by AOL in its sole discretion. With respect to any routine production, maintenance or related services which AOL and MP mutually agree are necessary for AOL to perform in order to support the proper functioning and integration of the Affiliated MP Site ("Routine Services"), MP shall pay the then-standard fees charged by AOL for such Routine Service.

11.  Overhead Accounts.   To the extent AOL has granted MP any overhead accounts
     -----------------
on the AOL Service, MP shall be responsible for the actions taken under or through its overhead accounts, which actions are subject to AOL's applicable Terms of Service and for any surcharges, including, without limitation, all premium charges, transaction charges, and any applicable communication surcharges incurred by any overhead Account issued to MP, but MP shall not be liable for charges incurred by any overhead account relating to AOL's standard monthly usage fees and standard hourly charges, which charges AOL shall bear. Upon the termination of this Agreement, all overhead accounts, related screen names and any associated usage credits or similar rights, shall automatically terminate. AOL shall have no liability for loss of any data or content related to the proper termination of any overhead account.

12.  Navigation Tools.  Any Keyword Search Terms to be directed to the
     ----------------
Affiliated MP Site or the AOL Jump Pages shall be (i) subject to availability for use by MP and (ii) limited to the combination of the Keyword search modifier combined with a trademark of MP. AOL reserves the right to revoke at any time MP's use of any Keyword Search Terms which do not incorporate trademarks of MP. MP acknowledges that its utilization of a Keyword Search Term shall not create in it, nor shall it represent it has, any right, title or interest in or to such Keyword Search Term, other than the right, title and interest MP holds in MP's trademark independent of the Keyword Search Term. Without limiting the generality of the foregoing, MP shall not: (a) attempt to register or otherwise obtain trademark or copyright protection in the Keyword Search Term; or (b) use the Keyword Search Term, except for the purposes expressly required or permitted under this Agreement. To the extent AOL allows AOL Users to "bookmark" the URL or other locator for the Affiliated MP Site, such bookmarks shall be subject to AOL's control at all times. At the end of three months following the termination of this Agreement, MP's rights to any Keyword Search Terms and bookmarking shall terminate.

13.  Merchant Certification Program.  MP shall participate in any generally
     ------------------------------
applicable "Certified Merchant" program operated by AOL or its authorized agents or contractors. Such program may require merchant participants on an ongoing basis to meet certain reasonable, generally applicable standards relating to provision of electronic commerce through the AOL Network (including, as a minimum, use of 40-bit SSL encryption and if requested by AOL, 128-bit encryption) and may also require the payment of certain reasonable certification fees (applicable to all AOL Certified Merchants) to the relevant entity operating the program. Each Certified Merchant in good standing shall be entitled to place on its affiliated Interactive Site an AOL designed and approved button promoting the merchant's status as an AOL Certified Merchant.

14.  Prohibited Promotional Payments.  On the AOL Jump Pages, MP shall not
     -------------------------------
offer, provide, implement or otherwise make available any promotional programs or plans that are intended to provide customers with rewards or benefits in exchange for, or on account of, their past or continued loyalty to, or patronage or purchase of, the products or services of MP or any third party (e.g., a promotional program similar to a "frequent flier" program), unless such promotional program or plan is provided exclusively through AOL's "AOL Rewards" program, accessible on the AOL Service at Keyword: "AOL Rewards."

                                                               EXECUTION VERSION

                                   EXHIBIT G

                       Standard Legal Terms & Conditions
                       ---------------------------------

1.  Promotional Materials/Press Releases.  Each Party shall submit to the other
    ------------------------------------
Party, for its prior written approval, which shall not be unreasonably withheld or delayed, any marketing, advertising, or other promotional materials, excluding Press Releases, related to the AOL Jump Pages and the Affiliated MP Site (other than any such materials which solely relate to the Affiliated MP Site and which do not mention or otherwise reference AOL, this Agreement or the terms hereof), and/or referencing the other Party and/or its trade names, trademarks, and service marks (the "Promotional Materials"); provided, however,
                                                             --------  -------
that either Party's use of screen shots of the Affiliated MP Site for promotional purposes shall not require the approval of the other Party; and provided, further, however, that, following the initial public announcement of
--------  -------  -------
the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party's subsequent factual reference to the existence of a business relationship between the Parties in Promotional Materials, shall not require the approval of the other Party. Each Party shall solicit and reasonably consider the views of the other Party in designing and implementing such Promotional Materials. Once approved, the Promotional Materials may be used by a Party and its affiliates for the purpose of promoting the Affiliated MP Site and the content contained therein and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted.

2.  License.  During the term of this Agreement, MP hereby grants AOL a non-
    -------
exclusive worldwide license to market, , reproduce, display, perform, transmit and promote the Licensed Content (or any portion thereof) through such areas or features of the AOL Network as AOL deems appropriate for the purpose of promoting the Affiliated MP Site. MP acknowledges and agrees that the foregoing license permits AOL to distribute portions of the Licensed Content in synchronism or timed relation with visual displays prepared by MP or AOL (e.g., as part of an AOL "slideshow"). In addition, AOL Users shall have the right to access and use the Affiliated MP Site.

3.  Trademark License. In designing and implementing the Materials and subject
    -----------------
to the other provisions contained herein, MP shall be entitled to use the following trade names, trademarks, and service marks of AOL: the "America Online" brand service, "AOL" service/software and AOL's triangle logo; and AOL and its affiliates shall be entitled to use the trade names, trademarks, and service marks of MP for which MP holds all rights necessary for use in connection with this Agreement (collectively, together with the AOL marks listed above, the "Marks"); provided that each Party: (i) does not create a unitary
                     --------
composite mark involving a Mark of the other Party without the prior written approval of such other Party; and (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice.

4.  Ownership of Trademarks.  Each Party acknowledges the ownership right of the
    -----------------------
other Party in the Marks of the other Party and agrees that all use of the other Party's Marks shall inure to the benefit, and be on behalf, of the other Party. Each Party acknowledges that its utilization of the other Party's Marks shall not create in it, nor shall it represent it has, any right, title, or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

5.  Quality Standards.  Each Party agrees that the nature and quality of its
    -----------------
products and services supplied in connection with the other Party's Marks shall conform to quality standards set by the other Party. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party shall comply with all applicable laws, regulations, and customs and obtain any required government approvals pertaining to use of the other Party's marks.

6.  Infringement Proceedings.  Each Party agrees to promptly notify the other
    ------------------------
Party of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party shall have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party with its reasonable cooperation and assistance with respect to any such infringement proceedings.

7.  Representations and Warranties.  Each Party represents and warrants to the
    ------------------------------
other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and shall not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement shall constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (iv) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement. MP hereby represents and warrants that it possesses all authorizations, approvals, consents, licenses, permits, certificates or other rights and permissions necessary to sell the Services.

8.  Confidentiality.  Each Party acknowledges that Confidential Information may
    ---------------
be disclosed to the other Party during the course of this Agreement. Each Party agrees that it shall take reasonable steps, at least substantially equivalent to the steps it takes to protect

                                                               EXECUTION VERSION

its own proprietary information, during the term of this Agreement, and for a period of three years following expiration or termination of this Agreement, to prevent the duplication or disclosure of Confidential Information of the other Party, other than by or to its employees or agents who must have access to such Confidential Information to perform such Party's obligations hereunder, who shall each agree to comply with this section. Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party shall provide at least five (5) business days prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party shall (i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, , rules or regulations of any other applicable governing body.

9.  Limitation of Liability; Disclaimer; Indemnification.
    ----------------------------------------------------

(a)  Liability.   UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE
     ---------
OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE AGREEMENT, THE SALE OF SERVICES, THE USE OR INABILITY TO USE THE AOL NETWORK, THE AOL SERVICE, AOL.COM, THE AOL JUMP PAGES, OR THE AFFILIATED MP SITE, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY SHALL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION 9.3(c). EXCEPT AS PROVIDED IN SECTION 9.3(c), (I) LIABILITY ARISING UNDER THIS AGREEMENT SHALL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (II) THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER PARTY FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL NOT EXCEED THE AGGREGATE AMOUNT OF PAYMENT OBLIGATIONS OWED BY EITHER PARTY TO THE OTHER PARTY HEREUNDER IN THE YEAR IN WHICH THE EVENT GIVING RISE TO LIABILITY OCCURS; PROVIDED THAT EACH PARTY SHALL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY PURSUANT TO THE AGREEMENT.

(b)  No Additional Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS
     -------------------------
AGREEMENT, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE AOL NETWORK, THE AOL SERVICE, AOL.COM, THE AFFILIATED MP SITE, OR THE AOL JUMP PAGES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITY OF THE AFFILIATED MP SITE.

(c) Indemnity.  Either Party shall defend, indemnify, save and hold harmless
    ---------
the other Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees ("Liabilities"), resulting from the indemnifying Party's material breach of any duty, representation, or warranty of this Agreement.

(d)  Claims. If a Party entitled to indemnification hereunder (the "Indemnified
     -------
Party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "Action"), the Indemnified Party shall give the other Party (the "Indemnifying Party") prompt written notice of such Action. Such notice shall (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party shall have a period of ten (10) days after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten
(10) day period, the Indemnifying Party shall be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party shall have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required ten (10) day period and elects not to defend such Action, the Indemnified Party shall be free, without prejudice to any of the Indemnified Party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party shall cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party shall have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action shall require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

                                                               EXECUTION VERSION

10. Acknowledgment.  AOL and MP each acknowledges that the provisions of this
    --------------
Agreement were negotiated to reflect an informed, voluntary allocation between them of all risks (both known and unknown) associated with the transactions contemplated hereunder. The limitations and disclaimers related to warranties and liability contained in this Agreement are intended to limit the circumstances and extent of liability. The provisions of this Section 9 shall be enforceable independent of and severable from any other enforceable or unenforceable provision of this Agreement.

11.  Solicitation of AOL Users. During the term of the Agreement and for a two
     -------------------------
year period thereafter, MP shall not use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Users on behalf of another Interactive Service. More generally, MP shall not send unsolicited, commercial e-mail (i.e., "spam") or other online communications through or into AOL's products or Services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" shall mean that the AOL User to whom commercial e-mail or other online communication is being sent has voluntarily either (i) engaged in a transaction with MP or (ii) provided information to MP through a contest, registration, or other communication, which included clear notice to the AOL User that the information provided could result in commercial e-mail or other online communication being sent to that AOL User by MP or its agents. Any commercial e-mail or other online communications to AOL Users which are otherwise permitted hereunder, shall (a) include a prominent and easy means to "opt-out" of receiving any future commercial communications from MP, and (b) shall also be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question).

12.  AOL User Communications.  To the extent that MP is permitted to communicate
     --------------------------
with AOL Users under Section 15 of this Exhibit G, in any such communications to AOL Users on or off the Affiliated MP Site (including, without limitation, e-mail solicitations), MP shall not encourage AOL Users to take any action inconsistent with the scope and purpose of this Agreement, including without limitation, the following actions: (i) using an Interactive Site other than the Affiliated MP Site for the purchase of Services, (ii) using Content other than the Licensed Content; (iii) bookmarking of Interactive Sites; or (iv) changing the default home page on the AOL browser. Additionally, with respect to such AOL User communications, in the event that MP encourages an AOL User to purchase products through such communications, MP shall ensure that (a) the AOL Network is promoted as the primary means through which the AOL User can access the Affiliated MP Site and (b) any link to the Affiliated MP Site shall link to a page which indicates to the AOL User that such user is in a site which is affiliated with the AOL Network.

13.  Collection and Use of User Information.  MP shall ensure that its
     --------------------------------------
collection, use and disclosure of information obtained from AOL Users under this Agreement ("User Information") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (or, in the case of the Affiliated MP Site, MP's standard privacy policies so long as such policies are prominently published on the site and provide adequate notice, disclosure and choice to users regarding MP's collection, use and disclosure of user information). MP shall not disclose User Information collected hereunder to any third party in a manner that identifies AOL Users as end users of an AOL product or service or use Member Information collected under this Agreement to market another Interactive Service, and MP shall not sell or share such information with any third party without the prior written consent of AOL.

14.  Excuse.  Neither Party shall be liable for, or be considered in breach of
     ------
or default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence.

15.  Independent Contractors.  The Parties to this Agreement are independent
     -----------------------
contractors. Neither Party is an agent, representative or employee of the other Party. Neither Party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

16.  Notice.  Any notice, approval, request, authorization, direction or other
     ------
communication under this Agreement shall be given in writing and shall be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by electronic mail on the AOL Network (to screenname "AOLNotice@AOL.com" in the case of AOL) or by confirmed facsimile; (ii) on the delivery date if delivered personally to the Party to whom the same is directed;
(iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. In the case of AOL, such notice shall be provided to both the Senior Vice President for Business Affairs (fax no. 703-265-1206) and the Deputy General Counsel (fax no. 703-265-1105), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of MP, except as otherwise specified herein, the notice address shall be the address for MP set forth in the first paragraph of this Agreement, with the other relevant notice information, including the recipient for notice and, as applicable, such recipient's fax number or AOL e-mail address, to be as reasonably identified by AOL.

17.  Launch Dates.  In the event that any terms contained herein relate to or
     ------------
depend on the commercial launch date of the Affiliated MP Site contemplated by this Agreement (the "Launch Date"), then it is the intention of the Parties to record such Launch Date in a written

                                                               EXECUTION VERSION

instrument signed by both Parties promptly following such Launch Date; provided that, in the absence of such a written instrument, the Launch Date shall be as reasonably determined by AOL based on the information available to AOL.

18.  No Waiver.  The failure of either Party to insist upon or enforce strict
     ---------
performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same shall be and remain in full force and effect.

19.  Return of Information.  Upon the expiration or termination of this
     ---------------------
Agreement, each Party shall, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all confidential information, documents, manuals and other materials specified the other Party.

20.  Survival.  Sections 1.5, 3.1, 3.2, 3.3 and 5.6 of the body of the
     --------
Agreement, and Sections 8, 9, 11, 12, 13, 16, 18, 19, 20, 21, 25, 26 and 27 of
this Exhibit, shall survive the completion, expiration, termination or cancellation of this Agreement (and to the extent set forth therein, only for the period provided in each such Section).

21.  Entire Agreement.  This Agreement sets forth the entire agreement and
     ----------------
supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party shall be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

22.  Amendment.  No change, amendment or modification of any provision of this
     ---------
Agreement shall be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment, and in the case of AOL, by an executive of at least the same standing to the executive who signed the Agreement.

23.  Further Assurances.  Each Party shall take such action (including, but not
     ------------------
limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other Party for the implementation or continuing performance of this Agreement.

24.  Assignment.  MP shall not assign this Agreement or any right, interest or
     ----------
benefit under this Agreement without the prior written consent of AOL. Assumption of the Agreement by any successor to MP (including, without limitation, by way of merger or consolidation) shall be subject to AOL's prior written approval. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

25.  Construction; Severability.  In the event that any provision of this
     --------------------------
Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect.

26.  Remedies.  Except where otherwise specified, the rights and remedies
     --------
granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity; provided that, in connection with any dispute hereunder, MP shall be not entitled to offset any amounts that it claims to be due and payable from AOL against amounts otherwise payable by MP to AOL.

27.  Applicable Law.  Except as otherwise expressly provided herein, this
     --------------
Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia except for its conflicts of laws principles.

28.  Export Controls.  Both Parties shall adhere to all applicable laws,
     ---------------
regulations and rules relating to the export of technical data and shall not export or re-export any technical data, any products or services received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

29.  Headings.  The captions and headings used in this Agreement are inserted
     --------
for convenience only and shall not affect the meaning or interpretation of this Agreement.

30.  Counterparts.  This Agreement may be executed in counterparts, each of
     ------------
which shall be deemed an original and all of which together shall constitute one and the same document.